Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, the Chief Executive Officer of China Carbon Graphite Group, Inc., hereby certifies that China Carbon Graphite Group, Inc.’s Form 10-Q for the period ended September 30, 2010 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)), and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of China Carbon Graphite Group, Inc.

Dated:  November 15, 2010

/s/ Donghai Yu
Donghai Yu, Chief Executive Officer